SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                  FORM 8-K/A
                                Amendment No. 1

              Current Report Pursuant to Section 13 or 15(d) of
                     The Securities Exchange Act of 1934


     Date of Report (Date of earliest event reported):  September 13, 2001

                            EXTEN INDUSTRIES, INC.
                            ----------------------
            (Exact name of registrant as specified in its charter)

                                   DELAWARE
                            ----------------------
                (State or other jurisdiction of incorporation)

            0-16354                                      52-1412493
--------------------------------              ---------------------------------
    (Commission File Number)                  (IRS Employer Identification No.)

             425 W. Fifth Avenue, Suite 201
                  Escondido, California                     92025
             --------------------------------            ----------
         (Address of principal executive offices)        (Zip Code)

                                (760) 781-3916
                            ----------------------
             (Registrant's telephone number, including area code)

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ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

          This current report on Form 8-K/A (Amendment No. 1) amends the Current Report on Form 8-K previously filed with the Commission on September 28, 2001 relating to the acquisition by Exten Industries, Inc., a Delaware corporation (the "Company"), of Multi-Cell Associates, Inc.
a Rhode Island corporation (the "Acquired"),on September 13, 2001.
The following documents are included as part of this report:

(a) Financial Statements of the Business Acquired. The following audited financial statements of the Acquired are hereby included as a part of this report as exhibit 99.1(a):

     Report of Independent Certified Public Accountants  . . . . . . . .   1
     Balance Sheets as of December 31, 2000 and 1999 . . . . . . . . . .   2
     Statements of Operations for the years ended
          December 31, 2000 and 1999 . . . . . . . . . . . . . . . . . .   3
     Statements of Stockholders' Equity for the years ended
          December 31, 2000 and 1999 . . . . . . . . . . . . . . . . . .   4
     Statements of Cash Flows for the years ended
          December 31, 2000 and 1999 . . . . . . . . . . . . . . . . . .   5
     Notes to the Financial Statements . . . . . . . . . . . . . . . . .   6

(b) Pro Forma Financial Information. The unaudited pro forma financial statements of the Company are hereby included as part of this report as Exhibit 99.1 (b). The unaudited pro forma condensed consolidated financial statements are provided for informational purposes only and are not necessarily indicative of the results that actually would have occurred had the acquisition been in effect for the period presented.

     Unaudited Pro Forma Consolidated Balance Sheet
          as of November 30, 2000  . . . . . . . . . . . . . . . . . . .  11
     Unaudited Pro Forma Consolidated Statement of Operations
          as of November 30, 2000  . . . . . . . . . . . . . . . . . . .  12

(c)  Exhibits:

     Exhibit      Name of Exhibit
     -------      -------------------------------------------------------------
     23.1.1       Consent of Swenson Advisors, LLP
     99.1 (a)     Audited Financial Statements of Multi-Cell Associates, Inc.
     99.1 (b)     Unaudited Pro Form Condensed Consolidated Financial
                  Statements of Exten Industries, Inc.


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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       EXTEN INDUSTRIES, INC.


Date:  11/26/01                        /s/  W. Gerald Newmin,
                                       Chairman and Chief Executive Officer


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